MONTHLY SERVICER'S CERTIFICATE
                          CARMAX AUTO SUPERSTORES, INC.
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                             CARMAX AUTO OWNER TRUST
                                  SERIES 2004-1
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

    Collection Period                                                                                       11/01/04-11/30/04
    Determination Date                                                                                             12/09/2004
    Distribution Date                                                                                              12/15/2004


    Pool Balance
    ------------

     1 .  Pool Balance on the close of the last day of the preceding
          Collection Period                                                                            $       494,029,706.69

     2 .  Collections allocable to Principal                                                           $        15,592,063.26

     3 .  Purchase Amount allocable to Principal                                                       $                 0.00

     4 .  Defaulted Receivables                                                                        $           330,432.36

                                                                                                          --------------------
     5 .  Pool Balance on the close of the last day of the Collection Period                           $       478,107,211.07
          (Ln1 - Ln2 - Ln3 - Ln4)

     6 .  Initial Pool Balance                                                                         $       600,000,002.26

                                                                                   Beginning                      End
     7 .  Note Balances                                                            of Period                   of Period
                                                                            --------------------------------------------------

          a. Class A-1 Note Balance                                         $               0.00      $                  0.00
          b. Class A-2 Note Balance                                         $     134,000,000.00      $        128,148,541.66
          c. Class A-3 Note Balance                                         $     161,000,000.00      $        161,000,000.00
          d. Class A-4 Note Balance                                         $     128,000,000.00      $        128,000,000.00
          e. Class B Note Balance                                           $      14,820,891.20      $         14,343,216.33
          f. Class C Note Balance                                           $      20,563,295.62      $         16,733,752.39
          g. Class D Note Balance                                           $      27,000,000.00      $         21,514,824.50
                                                                                -----------------         --------------------
          h. Note Balance (sum a - f)                                       $     485,384,186.82      $        469,740,334.88

     8 .  Pool Factors

          a. Class A-1 Note Pool Factor                                                0.0000000                    0.0000000
          b. Class A-2 Note Pool Factor                                                1.0000000                    0.9563324
          c. Class A-3 Note Pool Factor                                                1.0000000                    1.0000000
          d. Class A-4 Note Pool Factor                                                1.0000000                    1.0000000
          e. Class B Note Pool Factor                                                  0.8233828                    0.7968454
          f. Class C Note Pool Factor                                                  0.9792046                    0.7968454
          g. Class D Note Pool Factor                                                  1.0000000                    0.7968454
                                                                                -----------------         --------------------
          h. Note Pool Factor                                                          0.8089736                    0.7829006

     9 .  Overcollateralization Target Amount                                                          $         8,366,876.19

    10 .  Current overcollateralization amount (Pool Balance - Note Balance)                           $         8,366,876.19

    11 .  Weighted Average Coupon                                                                      %                7.86%

    12 .  Weighted Average Original Term                                                              months            60.38

    13 .  Weighted Average Remaining Term                                                             months            49.75

    Collections
    -----------

    14 .  Finance Charges:

          a. Collections allocable to Finance Charge                                                   $         3,179,070.91
          b. Liquidation Proceeds allocable to Finance Charge                                          $                 0.00
          c. Purchase Amount allocable to Finance Charge                                               $                 0.00
                                                                                                          --------------------
          d. Available Finance Charge Collections (sum a - c)                                          $         3,179,070.91

    15 .  Principal:
          a. Collections allocable to Principal                                                        $        15,592,063.26
          b. Liquidation Proceeds allocable to Principal                                               $            51,855.05
          c. Purchase Amount allocable to Principal                                                    $                 0.00
                                                                                                          --------------------
          d. Available Principal Collections (sum a - c)                                               $        15,643,918.31

    16 .  Total Finance Charge and Principal Collections (14d + 15d)                                   $        18,822,989.22

    17 .  Interest Income from Collection Account                                                      $            22,995.35

    18 .  Simple Interest Advances                                                                     $                 0.00

                                                                                                          --------------------
    19 .  Available Collections (Ln16 + Ln17 + Ln18)                                                   $        18,845,984.57

    Required Payment Amount
    -----------------------

    20 .  Total Servicing Fee
          a. Monthly Servicing Fee                                                                     $           411,691.42
          b. Amount Unpaid from Prior Months                                                           $                 0.00
          c. Amount Paid                                                                               $           411,691.42
                                                                                                          --------------------
          d. Shortfall Amount (a + b - c)                                                              $                 0.00

    21 .  Class A Noteholder Interest Amounts
          a. Class A-1 Monthly Interest                                                                $                 0.00
          b. Additional Note Interest related to Class A-1 Monthly Interest                            $                 0.00
          c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest            $                 0.00
                                                                                                          --------------------
          d. Total Class A-1 Note Interest (sum a - c)                                                 $                 0.00

          e. Class A-2 Monthly Interest                                                                $           208,816.67
          f. Additional Note Interest related to Class A-2 Monthly Interest                            $                 0.00
          g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest            $                 0.00
                                                                                                          --------------------
          h. Total Class A-2 Note Interest (sum e-g)                                                   $           208,816.67

          i. Class A-3 Monthly Interest                                                                $           356,883.33
          j. Additional Note Interest related to Class A-3 Monthly Interest                            $                 0.00
          k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest            $                 0.00
                                                                                                          --------------------
          l. Total Class A-3 Note Interest (sum i-k)                                                   $           356,883.33

          m. Class A-4 Monthly Interest                                                                $           363,733.33
          n. Additional Note Interest related to Class A-4 Monthly Interest                            $                 0.00
          o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest            $                 0.00
                                                                                                          --------------------
          p. Total Class A-4 Note Interest (sum m-o)                                                   $           363,733.33

    22 .  Priority Principal Distributable Amount                                                      $                 0.00

    23 .  Class B Noteholder Interest Amount
          a. Class B Monthly Interest                                                                  $            33,594.02
          b. Additional Note Interest related to Class B Monthly Interest                              $                 0.00
          c. Interest Due on Additional Note Interest related to Class B Monthly Interest              $                 0.00
                                                                                                          --------------------
          d. Total Class B Note Interest (sum a-c)                                                     $            33,594.02

    24 .  Secondary Principal Distributable Amount                                                     $                 0.00

    25 .  Class C Noteholder Interest Amount
          a. Class C Monthly Interest                                                                  $            51,750.96
          b. Additional Note Interest related to Class C Monthly Interest                              $                 0.00
          c. Interest Due on Additional Note Interest related to Class C Monthly Interest              $                 0.00
                                                                                                          --------------------
          d. Total Class C Note Interest (sum a-c)                                                     $            51,750.96

    26 .  Tertiary Principal Distributable Amount                                                      $                 0.00

    27 .  Class D Noteholder Interest Amount
          a. Class D Monthly Interest                                                                  $            79,200.00
          b. Additional Note Interest related to Class D Monthly Interest                              $                 0.00
          c. Interest Due on Additional Note Interest related to Class D Monthly Interest              $                 0.00
                                                                                                          --------------------
          d. Total Class C Note Interest (sum a-c)                                                     $            79,200.00

    28 .  Required Payment Amount (Sum: Ln 20 - Ln 27)                                                 $         1,505,669.73

    29 .  Regular Principal Distributable Amount                                                       $        15,643,851.94

    30 .  Unreimbursed Servicer Advances                                                               $                 0.00

    Available Funds
    ---------------

    31 .  Available Collections                                                                        $        18,845,984.57

    32 .  Reserve Account Draw Amount                                                                  $                 0.00
                                                                                                          --------------------
    33 .  Available Funds                                                                              $        18,845,984.57

    Collection Account Activity
    ---------------------------

    34 .  Deposits
          a. Total Daily Deposits of Finance Charge Collections                                        $         3,179,070.91
          b. Total Daily Deposits of Principal Collections                                             $        15,643,918.31
          c. Withdrawal from Reserve Account                                                           $                 0.00
          d. Interest Income                                                                           $            22,995.35
                                                                                                          --------------------
          e. Total Deposits to Collection Account (sum a - d)                                          $        18,845,984.57

    35 .  Withdrawals
          a. Servicing Fee and Unreimbursed Servicer Advances                                          $           411,691.42
          b. Deposit to Note Payment Account for Monthly Note Interest/Principal                       $        16,737,830.25
          c  Deposit to Reserve Account                                                                $                 0.00
          d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder)    $         1,696,462.89
                                                                                                          --------------------
          e  Total Withdrawals from Collection Account(sum a - d)                                      $        18,845,984.57

    Note Payment Account Activity
    -----------------------------

    36 .  Deposits
          a. Class A-1 Interest Distribution                                                           $                 0.00
          b. Class A-2 Interest Distribution                                                           $           208,816.67
          c. Class A-3 Interest Distribution                                                           $           356,883.33
          d. Class A-4 Interest Distribution                                                           $           363,733.33
          e. Class B Interest Distribution                                                             $            33,594.02
          f. Class C Interest Distribution                                                             $            51,750.96
          g. Class D Interest Distribution                                                             $            79,200.00

          h. Class A-1 Principal Distribution                                                          $                 0.00
          i. Class A-2 Principal Distribution                                                          $         5,851,458.34
          j. Class A-3 Principal Distribution                                                          $                 0.00
          k. Class A-4 Principal Distribution                                                          $                 0.00
          l. Class B Principal Distribution                                                            $           477,674.87
          m. Class C Principal Distribution                                                            $         3,829,543.23
          n. Class D Principal Distribution                                                            $         5,485,175.50
                                                                                                          --------------------

          m. Total Deposits to Note Payment Account (sum a - n)                                        $        16,737,830.25

    37 .  Withdrawals
          a. Class A-1 Distribution                                                                    $                 0.00
          b. Class A-2 Distribution                                                                    $         6,060,275.01
          c. Class A-3 Distribution                                                                    $           356,883.33
          d. Class A-4 Distribution                                                                    $           363,733.33
          e. Class B Distribution                                                                      $           511,268.89
          f. Class C Distribution                                                                      $         3,881,294.19
          g. Class D Distribution                                                                      $         5,564,375.50
                                                                                                          --------------------
          h. Total Withdrawals from Note Payment Account (sum a - g)                                   $        16,737,830.25

    Certificate Payment Account Activity
    ------------------------------------

    38 .  Deposits
          a. Excess Funds                                                                              $         1,696,462.89
          b. Reserve Account surplus                                                                   $             4,287.87
                                                                                                          --------------------
          c  Total Deposits to Certificate Payment Account (sum a - b)                                 $         1,700,750.76

    39 .  Withdrawals
          a. Certificateholder Distribution                                                            $         1,700,750.76
                                                                                                          --------------------
          b. Total Withdrawals from Certificate Payment Account                                        $         1,700,750.76

    Required Reserve Account Amount
    -------------------------------

    40 .  Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                              NO

       If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln41 (a) or Ln41 (b))

    41 .  Lesser of: (a or b)
          a. $3,000,000.00                                                                             $         3,000,000.00
          b.  Note Balance                                                                             $       469,740,334.88

       If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln 42(a) or Ln42 (b))

    42 .  Lesser of: (a or b)
          a. $4,500,000.00 $ n/a b. Note Balance $ n/a

    43 .  Required Reserve Account Amount                                                              $         3,000,000.00


    Reserve Account Reconciliation
    ------------------------------

    44 .  Beginning Balance (as of end of preceding Distribution Date)                                 $         3,000,000.00
    45 .  Investment Earnings                                                                          $             4,287.87
    46 .  Reserve Account Draw Amount                                                                  $                 0.00
                                                                                                          --------------------
    47 .  Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                                 $         3,004,287.87
    48 .  Deposit from Available Funds (Ln 35c)                                                        $                 0.00
    49 .  Payment to Seller if Reserve Account Balance exceeds Required Reserve Account Amount         $             4,287.87
    50 .  Ending Balance (Ln47 + Ln48 - Ln49)                                                          $         3,000,000.00
    51 .  Reserve Account Deficiency (Ln43 - Ln50)                                                     $                 0.00

    Instructions to the Trustee
    ---------------------------

    52 .  Amount to be deposited from the Reserve Account into the Collection Account                  $                 0.00
    53 .  Amount to be paid to Servicer from the Collection Account                                    $           411,691.42
    54 .  Amount to be deposited from the Collection Account into the Note Payment Account             $        16,737,830.25
    55 .  Amount to be deposited from the Collection Account into the Certificate Payment Account      $         1,696,462.89
    56 .  Amount to be deposited from the Collection Account into the Reserve Account                  $                 0.00
    57 .  Amount to be deposited from the Reserve Account into the Certificate Payment Account for
          payment to the Certificateholder if Reserve Account Balance exceeds Required Reserve Amount  $             4,287.87
    58 .  Amount to be paid to Class A-1 Noteholders from the Note Payment Account                     $                 0.00
    59 .  Amount to be paid to Class A-2 Noteholders from the Note Payment Account                     $         6,060,275.01
    60 .  Amount to be paid to Class A-3 Noteholders from the Note Payment Account                     $           356,883.33
    61 .  Amount to be paid to Class A-4 Noteholders from the Note Payment Account                     $           363,733.33
    62 .  Amount to be paid to Class B Noteholders from the Note Payment Account                       $           511,268.89
    63 .  Amount to be paid to Class C Noteholders from the Note Payment Account                       $         3,881,294.19
    64 .  Amount to be paid to Class D Noteholders from the Note Payment Account                       $         5,564,375.50
    65 .  Amount to be paid to Certificateholders from the Certificate Payment Account with
          respect to Excess Funds and Reserve Account surplus                                          $         1,700,750.76

    Net Loss and Delinquency Activity
    ---------------------------------

    66 .  Net Losses with respect to preceding Collection Period                                       $           278,577.31

    67 .  Cumulative Net Losses                                                                        $         1,068,317.90

    68 .  Cumulative Net Loss Percentage                                                                        0.1781%

    69 .  Delinquency Analysis                                                     Number of                   Principal
                                                                                     Loans                      Balance
                                                                            --------------------------------------------------

          a. 31 to 60 days past due                                                   326              $         4,270,565.95
          b. 61 to 90 days past due                                                    58              $           674,165.85
          c. 91 or more days past due                                                  45              $           558,645.50
                                                                            --------------------------------------------------
          d. Total (sum a - c)                                                        429                        5,503,377.30



    IN WITNESS WHEREOF, the undersigned has duly executed this certificate on December 09, 2004.

    CARMAX AUTO SUPERSTORES, INC.
    ========================================================================
    As Servicer

    By:           /s/ Keith D. Browning
             ---------------------------------------------------------------

    Name:          Keith D. Browning
             ---------------------------------------------------------------

    Title:   Executive Vice President and Chief Financial Officer
             ---------------------------------------------------------------